SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

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November 25, 2008 (November 21, 2008)
Date of Report (Date of earliest event reported)

DRS Technologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-08533	13-2632319
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5 Sylvan Way, Parsippany, New Jersey		07054
(Address of Principal Executive Offices)		(Zip Code)

(973) 898-1500

(Registrant's telephone number, including area code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Offers to Purchase

On November 21, 2008, DRS Technologies, Inc. (the "Company") commenced (i) an offer to purchase all of its outstanding 6-7/8% Senior Subordinated Notes due 2013 (the "6-7/8% Notes"), pursuant to a change of control notice and offer to purchase dated November 21, 2008 (the "6-7/8% Offer to Purchase") and related Letter of Transmittal (together, as they may be amended or supplemented from time to time, the "6-7/8% Offer"), (ii) an offer to purchase all of its 6-5/8% Senior Notes due 2016 (the "6-5/8% Notes"), pursuant to a change of control notice and offer to purchase dated November 21, 2008 (the "6-5/8% Offer to Purchase") and related Letter of Transmittal (together, as they may be amended or supplemented from time to time, the "6-5/8% Offer"), and (iii) an offer to purchase all of its 7-5/8% Senior Subordinated Notes due 2018 (the "7-5/8% Notes" and, together with the 6-7/8% Notes and the 6-5/8% Notes, the "Notes"), pursuant to a change of control notice and offer to purchase dated November 21, 2008 (the "7-5/8% Offer to Purchase" and, together with the 6-7/8% Offer to Purchase and the 6-5/8% Offer to Purchase, the "Offers to Purchase") and related Letter of Transmittal (together, as they may be amended or supplemented from time to time, the "7-5/8% Offer" and, together with the 6-7/8% Offer and 6-5/8% Offer, the "Offers").

The Offers are being made pursuant to the Company's obligations under the indentures governing the Notes (the "Indentures") to purchase any and all of its Notes following a "Change of Control" (as defined in the Indentures). A "Change of Control" occurred on October 22, 2008, as a result of the merger of the Company with and into Dragon Merger Sub, Inc., a wholly-owned subsidiary of Finmeccanica – Societá per azioni ("Finmeccanica"), with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Finmeccanica.

The 6-7/8% Offer and the 7-5/8% Offer both shall expire at 5:00 p.m., New York City time, on January 15, 2009, or on such subsequent date or time that the Company may extend such Offers (the "Subordinated Expiration Date"). The 6-5/8% Offer shall expire at 5:00 p.m., New York City time, on January 14, 2009, or on such subsequent date or time that the Company may extend such Offer (the "Unsubordinated Expiration Date"). The Company shall pay a price of $1,010 per $1,000 principal amount, plus accrued and unpaid interest to but excluding January 20, 2009 in the case of the 6-7/8% Offer and the 7-5/8% Offer, and in the case of the 6-5/8% Offer, to but excluding January 19, 2009, unless extended, for any and all Notes tendered (and not validly withdrawn in accordance with the applicable Offer to Purchase) on or prior to the Subordinated Expiration Date, in the case of the 6-7/8% Notes and the 7-5/8% Notes, and on or prior to the Unsubordinated Expiration Date, in the case of the 6-5/8% Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRS TECHNOLOGIES, INC.

By:	/s/ Richard A. Schneider
Richard A. Schneider
Executive Vice President and
Chief Financial Officer

Date: November 25, 2008